EXHIBIT 10.18

Schedule 10.18 identifying  contracts that are substantially  similar to Exhibit
10.17 in all material respects except as to the parties thereto, the dates of execution and the loan amount.

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Date                                     Loan Amount
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May 13, 2002                             $25,000
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May 14, 2002                             $25,000
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May 15, 2002                             $25,000
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July 11, 2002                            $25,000
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July 11, 2002                            $25,000
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October 3, 2002                          $25,000
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